BIG FLASH CORPORATION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of April 28, 2006, by and among BIG FLASH CORPORATION., a Delaware corporation (the "Company"), and Horst Zerbe, Ingrid Zerbe and Joel Cohen (the "IntelGenx Principals"), together with the IntelGenx Principals' qualifying transferees (the "Holders").

RECITALS:

A. The Company's special purpose Canadian subsidiary, 6544631 Canada Inc.("Exchangeco"), completed the acquisition of the 10,991,000 common shares of IntelGenx Corp. ("IntelGenx") held by the IntelGenx Principals pursuant to the Share Exchange Agreement and other agreements.

B. Under the Share Exchange Agreement, Exchangeco acquired all of the issued and outstanding common shares of IntelGenx held by the IntelGenx Principals in exchange for 10,991,000 Class A Special Shares of Exchangeco ("Exchangeable Shares"). The IntelGenx Principals have the right to exchange the Exchangeable Shares for 10,991,000 shares (the "Shares") of the common stock, par value $0.0001 per share (the "Common Stock" or the "Shares") of the Company and Exchangeco has the right to redeem the Exchangeable Shares on the Redemption Date (as such term is defined in the provisions do the Exchangeable Shares) in exchange for the Common Stock. The Shares are to be held in escrow for a period of three years from the effective date hereof.

C. The Company agreed to provide certain registration rights to the Holders with respect to the Shares.

D. The parties desire to provide in this Agreement the terms and conditions of the registration rights granted in connection with the Shares.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the Company on side, and the Holders severally and not jointly on the other, hereby agree as follows:

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

1. Registration Rights.

1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) The term "Public Sale" shall mean any sale of securities to the public pursuant to (i) an offering registered under the Securities Act of 1933, as amended (the "Securities Act") or (ii) the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

(b) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(c) The term "Registrable Securities" means the Shares and any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, as the case may be. Any specific Registrable Securities will cease to be Registrable Securities when (A) they have been transferred in a Public Sale in a transaction such that all transfer restrictions and restrictive legends under the Securities Act with respect thereto are or may be removed upon consummation of such sale, or (B) sold or available for sale in the opinion of counsel to the Company in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act with respect thereto or may be removed at the consummation of the transaction.

(d) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with subsections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

(e) The term "SEC" means the Securities and Exchange Commission.

(f) The term "Trading Market" means any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange.

1.2 Demand Registration.

(a) Demand for Registration. The Holder or Holders holding at least a majority of the Registrable Securities (the "Requesting Holders") shall have the right exercisable two times during the period beginning on April 29, 2009 and ending on April 28, 2016 to request in writing to the Company (the "Registration Request") that the Company effect a registration under the Securities Act of all or part of the Requesting Holders' Registrable Securities (a "Requested Registration"). The Company shall as promptly as practicable file the Requested Registration (and in any event no later than sixty (60) days after receiving a Registration Request) (the "Filing Date") and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing (and in any event no later than one hundred twenty (120) days after receiving a Registration Request) (the "Effectiveness Date"), except that in each case the Filing Date and Effectiveness Date may be extended by up to 60 days in the event that the Company is engaged in a bona fide financing transaction, including an underwritten offering, ("Financing Transaction") and the Board of

Directors reasonably believes a Requested Registration would cause such Financing Transaction to be terminated;

(b) Any registration statement filed pursuant to this Section 1.2 may include securities of the Company being sold for the account of the Company, provided that the Holders whose Registrable Securities are being registered on such registration statement consent in writing.

(c) If: (i) the registration statement is not filed on or prior to the Filing Date; (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Date; (iii) after the registration statement is filed with and declared effective by the Commission, the registration statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (as defined below) (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 45 days in the aggregate per year or more than 30 consecutive calendar days (defined as a period of 365 days commencing on the date the registration statement is declared effective); or (iv) the Common Stock is not listed or quoted, or is suspended from trading on any Trading Market for a period of seven (7) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Trading Market); (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 day or 30 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such seven (7) Trading Day period is exceeded, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Holder an amount in common stock of the Company, as liquidated damages and not as a penalty, equal to 2% of the then unsold Registrable Securities for each thirty (30) day period (prorated for partial periods), up to an aggregate maximum of 10% of the Registrable Securities for all occurrences under this Section 1.2(c). While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within ten (10) days following the date on which such Event has been cured by the Company; except that the provisions of this Section 1.2(c) shall have no effect if at the time that liquidated damages would otherwise accrue hereunder, the Intelgenx Principals collectively hold in the aggregate at least four Management Positions. For the purpose of this Section 1.2 (c) a "Management Position" shall mean employment or engagement by the Company in the capacity of either (i) an executive officer of the Company, or (ii) a director of the Company; for clarity an Intelgenx Principal employed by the Company in a capacity encompassing multiple executive officer titles, including but not limited to Chief Executive Officer, Chief Financial Officer, Chief Technology Officer, or Chief Operations Officer, will nonetheless be considered to be holding one Management Position.

1.3 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated, all Selling Expenses (as defined in Section 1.5 hereof) relating to securities registered on behalf of an Holder shall be borne by such Holder.

1.4 Registration Procedures. Whenever any Requesting Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a) prepare and file with the Commission a registration statement on any appropriate form under the Securities Act with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

(b) prepare and file with the Commission such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Rule 415 at all times during the period from the date it is initially declared effective until the earliest of (i) the date as of which all of the Holders (other than any Holders who are "affiliates" of the Company as that term is used with respect to Rule 144(k) promulgated under the Securities Act) may sell all of the Registrable Securities without restriction under Rule 144(k) (or the successor rule thereto) promulgated under the Securities Act, (ii) the date on which all of the Holders have sold all of the Registrable Securities (the "Effectiveness Period") registered under such registration statement, or (iii) two years from the date of effectiveness of such registration statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish, without charge, to each seller of Registrable Securities such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each such seller in connection with the offering and sale of the Registrable Securities covered by the registration statement of which such prospectus, amendment or supplement is a part);

(d) use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of the jurisdictions that the seller of Registrable Securities reasonably requests; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective;

(e) notify each seller of Registrable Securities and (if requested by any such person) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the Commission a supplement or amendment to such prospectus and notify each seller of such filing so that, as thereafter deliverable to the Holders of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) provide notice to each seller of Registrable Securities and each underwriter within a reasonable amount of time prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, and furnish a copy thereof to each such seller;

(g) promptly make available for inspection by any seller of Registrable Securities, and any attorney, accountant or other agent or representative retained by any such seller, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable such persons to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration statement;

(h) furnish to each seller of Registrable Securities a signed counterpart of an opinion or opinions of counsel to the Company in customary form and covering such matters of the type customarily covered by such opinions, as such sellers;

(i) cause the Registrable Securities included in any registration statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(j) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act");

(k) prepare and file with the Commission promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company is required in connection with the distribution of the Registrable Securities;

(1) advise each seller of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(m) take all such other actions consistent with reasonable best efforts as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

(n) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities (collectively, "Selling Expenses").

1.5 Indemnification.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse each seller of such Registrable Securities thereunder, each underwriter of Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, from and against, and pay or reimburse them for, any losses, claims, expenses, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus (unless superseded by a final prospectus) or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act or any state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company in connection with the offering of Registrable Securities and specifically will reimburse each such seller, each underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement or prospectus, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement or prospectus and such seller or such controlling person thereafter fails to deliver or cause to be delivered such registration statement or prospectus as so amended or supplemented prior to or concurrently with the Registrable Shares to the person asserting such loss, claim, damage or liability (or action in respect thereof) or expense after the Company has furnished such seller or such controlling person with the same.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act from and against all losses, claims, expenses, damages or liabilities, joint or several, to which the Company or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 1.5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 1.5 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 1.5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 1.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 1.5, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

1.6 Information by Holder. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

1.7 Reporting. With a view to making available to Holders the benefits of certain rules and regulations of applicable securities laws, the Company agrees at all times to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

1.8 Transfer of Registration Rights. A Holder's rights to participate in a Company registration of its securities and keep information available, granted to it by the Company under subsections 1.2, may not be assigned except for an assignment to affiliates (as such term is defined in Rule 405 of the Securities Act) of a Holder, provided, that (a) the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee; and identifying the securities with respect to which such registration rights are being assigned; (b) the assignee or transferee of such rights agrees in writing to be bound by the terms and conditions of this Agreement, and (c) solely as to transfers pursuant to clause (iii) above, any transferees or assignees agree to act through a single representative. The Company may prohibit the transfer of any Holders' rights under this subsection 1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company, or when such transfer may violate applicable securities laws.

1.9 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required the consent of any selling stockholder(s) to such inclusion under such registration statement.

2. General.

2.1 Waivers and Amendments. With the written consent of the record Holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the parties under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of the Holders of a majority of the Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record Holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

2.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York without regard the principles of conflicts of law thereof.

2.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

2.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered by overnight courier service or mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Holder, at the Holder's address as set forth in the Company's records, or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, at such address as the Company shall have furnished to the Holder in writing.

2.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

2.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

2.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth underneath their respective signatures below.

"COMPANY"

BIG FLASH CORPORATION
a Delaware corporation

By:

"HOLDERS:"

Horst Zerbe

__________________
Signature                            Number of Shares Covered:

Ingrid Zerbe

__________________
Signature                            Number of Shares Covered;

Joel Cohen

__________________
Signature                            Number of Shares Covered:

"COMPANY"

BIG FLASH CORPORATION
a Delaware corporation

By: ____________________

"HOLDERS:"

Horst Zerbe

Signature                             Number of Shares Covered: 4,709,643

Ingrid Zerbe

Signature                            Number of Shares Covered: 4,709,643

Joel Cohen

___________________
Signature                            Number of Shares Covered:

"COMPANY"

BIG FLASH CORPORATION
a Delaware corporation

By: ________________

"HOLDERS:"

Horst Zerbe

____________________
Signature                            Number of Shares Covered:

Ingrid Zerbe

_____________________
Signature                            Number of Shares Covered:

Joel Cohen

_____________________
Signature                            Number of Shares Covered: